                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08227

                             SCUDDER INVESTORS FUNDS
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                                  One South Street
                                Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       2/29/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Biotechnology Fund

Semiannual Report to Shareholders

February 29, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. The fund also may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 29, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/04
Scudder Global Biotechnology Fund	6-Month++	1-Year	Life of Fund*
Class A	21.39%	94.18%	3.36%
Class B	20.99%	92.84%	2.61%
Class C	21.12%	92.84%	2.61%
MSCI World Index+	18.75%	44.36%	1.73%
NASDAQ Biotechnology Index++	5.27%	62.68%	.59%

Sources: Lipper Inc. and Investment Company Capital Corp.

* The Fund commenced operations on March 30, 2001. Index returns begin March 31, 2001.
++ Total returns shown for periods less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 2/29/04	$ 11.01	$ 10.78	$ 10.78
8/31/03	$ 9.07	$ 8.91	$ 8.90

Class A Lipper Rankings - Health / Biotechnology Funds Category as of 2/29/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	1	of	191	1

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Biotechnology Fund - Class A [] MSCI World Index+ [] NASDAQ Biotechnology Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/04
Scudder Global Biotechnology Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$18,301	$10,377
	Average annual total return	83.01%	1.28%
Class B	Growth of $10,000	$18,984	$10,480
	Average annual total return	89.84%	1.62%
Class C	Growth of $10,000	$19,092	$10,672
	Average annual total return	90.92%	2.26%
MSCI World Index+	Growth of $10,000	$14,436	$10,513
	Average annual total return	44.36%	1.73%
NASDAQ Biotechnology Index++	Growth of $10,000	$16,268	$10,173
	Average annual total return	62.68%	.59%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 30, 2001. Index returns begin March 31, 2001.
+ The MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
++ The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Dr. Noushin Irani discusses Scudder Global Biotechnology Fund's performance, strategy and the market environment during the six-month period ended February 29, 2004.

Q: How did biotechnology stocks perform during the reporting period?

A: Biotechnology stocks performed well during the past six months, building on a rally that began in March 2003. The NASDAQ Biotechnology Index (the fund's secondary benchmark) returned 5.27% for the reporting period, in line with the 14.59% return of the broader US market as measured by the S&P 500 index (S&P 500).1 Looking back a full year, biotechnology outperformed the S&P 500 by a wide margin: 62.68% versus 38.52%, respectively, due largely to a sharp, two-month rally that followed the conclusion of the Iraq war.

1 The S&P 500 index is an unmanaged group of large-cap stocks that is generally representative of the overall stock market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the index.

The strong performance of the biotechnology sector has been partially the result of investors' affinity for higher-risk growth stocks, but the rally also had a strong foundation in fundamentals. Companies in the sector have been reporting positive earnings and growth, and many have achieved or are near profitability. In addition, there has been a flood of high-profile positive news from biotech firms reporting Food and Drug Administration (FDA) approval of new products. For instance, ImClone Systems, Inc. and Genentech, Inc., both holdings in the fund, each reported the approval of their breakthrough drugs for colorectal cancer (Erbitux and Avastin, respectively).

In addition, biotech stocks benefited from a wave of merger and acquisition activity, continuing a trend that began early last year. For example, Genzyme Corp. purchased ILEX Oncology, Inc. (a fund holding) at a 22% premium to its stock price in February. This is a positive sign for the sector, as it shows that growth-lagging larger companies are pressed to add to their drug pipelines through acquisitions. One indicator of the sector's health is that it is generating renewed interest among venture capitalists. For the first time in eight years, biotech start-ups attracted the most capital of any industry in 2003.

Q: How did the fund's performance stack up versus its benchmarks?

A: The fund's class A shares performed exceptionally well during the reporting period, returning 21.39%. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information). This compares favorably with a return of 18.75% for its primary benchmark, the MSCI World Index, and the 5.27% return of the NASDAQ Biotechnology Index.

In addition, the fund came in first out of 191 funds in its Lipper peer group, the Health & Biotechnology category, for the one-year period, returning 94.18%, compared with the 43.22% category average.2,3

2 The Lipper Health & Biotechnology Funds category includes funds that invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine and biotechnology. Returns reflect the reinvestment of distributions. It is not possible to invest directly in a Lipper category.
3 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Returns are based on the fund's total return unadjusted for sales charges, with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Q: What are some of the reasons for the fund's strong performance?

A: In a general sense, performance was helped by two important factors:

• First, we focus on companies whose stock prices, in our view, do not reflect their positive product stories. At times when the biotech sector is the subject of investors' attention, as it has been during the past year, companies that surprise the market with good news tend to outperform by a greater extent than they do at times when the sector is lagging. Our success in positioning the fund in these types of stocks proved helpful given the overall environment for biotechs.

• Second, the fund holds a substantial weighting in smaller companies that are not heavily followed by the research community. When these companies announce a positive surprise, the resulting move in their stock prices can be significant. We believe our strong research capabilities give us an advantage in finding such companies before the rest of Wall Street. For example, Dyax Corp. was introduced to the fund at a market capitalization of less than $100 million at the beginning of the reporting period. Dyax Corp. is developing a drug for the rare but potentially fatal hereditary disease angioedema, which causes swelling of the face, hands, bowel and, in some cases, even the airway. Investor awareness and interest rose as Dyax Corp. received increasing mention by its partner, Genzyme Corp., and analysts. The stock has risen significantly since its introduction into the fund.

Q: What are some other investments that paid off during the period?

A: Several individual companies reported positive news and performed well for the fund:

• Bioenvision, Inc.: Another small company with limited research coverage, Bioenvision, Inc. developed a drug to treat leukemia in children. Phase two studies showed good results, and the approval process has been fast-tracked by the FDA. We anticipate final approval for the drug by year-end. The stock entered the period trading at slightly higher than $2 and closed at $7.52. This proved quite helpful to fund performance due to the fund's large weighting in the stock, 7.0% of assets as of February 29.

• Onyx Pharmaceuticals, Inc.: An example of one of our winners in the strong-performing oncology area, Onyx Pharmaceuticals, Inc. moved onto investors' radar screens by virtue of its development of a novel drug for kidney cancer. The drug - which may also be useful in treating melanoma - is proving effective, and we are positive on the outlook for eventual approval as it enters phase three trials. The stock more than doubled during the reporting period.

• Tularik, Inc.: A smaller company with a diversified pipeline, Tularik, Inc. is developing drugs for cancer, diabetes and autoimmune diseases. We expect the company to announce a partnership with a large drug company in the near future to market the diabetes drug, which has shown a favorable side-effect profile compared with the drugs that are currently available. Tularik's stock rose dramatically during the reporting period.

• Forest Laboratories, Inc.: A larger company than those we have mentioned thus far, Forest Laboratories, Inc. has developed a drug called Namenda for Alzheimer's with good efficacy and minimal side effects. Surprisingly, the clinical trials proved the drug to be beneficial in the full range of mild to severe forms of Alzheimer's disease. Beyond this, Namenda has generated a high level of prescriber interest even before its launch and has experienced one of the most successful product launches to date. Vis-à-vis these events, its stock realized a healthy gain.

• Eyetech Pharmaceuticals, Inc.: At the end of January, the company made an initial public offering and we were fortunate to pick up some shares for the fund. Eyetech Pharmaceuticals, Inc. is developing a novel and potent drug for age-related macular degeneration, a condition mostly afflicting the elderly population. The disease can cause blurred vision and even lead to blindness. This drug represents a breakthrough, since there have not been any novel treatment approaches in this area for some time.

• Biogen Idec, Inc.: As a large-cap biotech company, this stock experienced tremendous outperformance over the last six months. Biogen Idec, Inc. has developed a novel treatment, Antegren, for multiple sclerosis that has shown positive results with a limited side-effect profile. The company announced the filing of Antegren one year prior to the expected timeline. It is believed that once this drug is approved, it will change the treatment paradigm of this disease.

Q: What are some positions that did not perform as well?

A: There were a few positions in the fund that experienced a rapid share-price loss: Adolor Corp. presented negative results in a phase three clinical trial for its experimental drug Entereg for postoperative ileus, which caused a decrease in its valuation. However, the stock was able to realize a slight gain over the period. Another disappointment was Inspire Pharmaceuticals, Inc., which was asked by the FDA to conduct new studies for its dry-eye product. XOMA Ltd. is another stock that had a negative impact on fund performance. The company reported a poor market reception of its psoriasis drug, Raptiva. In addition, it approached investors in a secondary offering with the intention to pay off some of its debt load. However, in a surprise turnabout, the company opted to use the cash to fund further research. Poor cash flow from operations and a high debt level led us to believe that achieving profitability will be difficult for this company, so we reduced the fund's holding.

Q: Do you have any final thoughts for investors?

A: We want investors to be mindful of the fact that the months ahead are unlikely to deliver returns comparable to those the fund enjoyed during the past year. Biotechnology is a volatile sector, and it has come a long way in a very short time. Having said that, we are optimistic regarding the long-term prospects for the industry. Further, we believe our research-based approach can add substantial value in an area of the market that offers such a wealth of companies that are not heavily researched. We encourage investors to stay focused on the long-term picture in the event that the performance of the biotech sector slows in the year ahead.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 29, 2004

Asset Allocation	2/29/04	8/31/03

Common Stocks	83%	89%
Preferred Stocks	7%	3%
Other	5%	-
Cash, net*	5%	8%
	100%	100%

* Includes other assets and liabilities.
Geographical (Excludes Cash)	2/29/04	8/31/03

United States	95%	93%
Israel	3%	2%
Canada	1%	4%
Switzerland	1%	1%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Ten Largest Holdings at February 29, 2004 (40.8% of Portfolio)
1. Bioenvision, Inc. Developer of products for treatment of cancer	United States	7.3%
2. Amgen, Inc. Developer of pharmaceuticals	United States	6.8%
3. Biogen Idec, Inc. Developer and manufacturer of novel therapies	United States	6.7%
4. Genzyme Corp. Operator of diversified, integrated human health care company	United States	4.1%
5. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	United States	3.6%
6. Teva Pharmaceutical Industries Ltd. Producer of pharmaceutical and veterinary products	Israel	3.1%
7. Protein Design Labs, Inc. Developer of human and humanized antibodies	United States	2.7%
8. Tularik, Inc. Developer of a range of novel and orally available drugs based on gene regulation	United States	2.3%
9. Onyx Pharmaceuticals, Inc. Manufacturer of pharmaceuticals	United States	2.2%
10. ICOS Corp. Developer of biopharmaceuticals and small molecule pharmaceuticals	United States	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of February 29, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 83.2%
Canada 0.9%
Angiotech Pharmaceuticals, Inc.*	4,000	101,760
QLT, Inc.*	3,000	70,878
(Cost $ 90,970)		172,638
Israel 2.9%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $555,939)	8,800	572,000
Switzerland 0.9%
Actelion Ltd.* (Cost $48,273)	1,500	174,796
United States 78.5%
Abgenix, Inc.*	22,000	324,280
Adolor Corp.*	10,000	155,300
Alexion Pharmaceuticals, Inc.*	2,000	45,780
Alkermes, Inc.*	14,000	199,500
Amgen, Inc.*	20,000	1,270,600
Amylin Pharmaceuticals, Inc.*	11,000	252,120
Andrx Group*	8,500	254,660
ARIAD Pharmaceuticals, Inc.*	10,000	105,200
Array Biopharma, Inc.*	20,000	168,000
AtheroGenics, Inc.*	10,000	192,000
Barr Laboratories, Inc.*	1,700	131,597
Biogen Idec, Inc.*	22,500	1,247,625
BioMarin Pharmaceutical, Inc.*	23,800	182,070
Celgene Corp.*	8,000	327,920
Cell Genesys, Inc.*	4,500	63,540
Cell Therapeutics, Inc.*	2,000	17,680
Cephalon, Inc.*	3,000	177,990
Cerus Corp.*	7,500	29,100
Chiron Corp.*	7,500	366,825
Corixa Corp.*	10,000	60,900
Cubist Pharmaceuticals, Inc.*	12,000	134,640
DOV Pharmaceutical, Inc.*	21,500	285,735
Dyax Corp.*	24,500	318,500
Encysive Pharmaceuticals, Inc.*	16,000	154,880
EPIX Medical, Inc.*	7,000	147,490
Exelixis, Inc.*	11,000	101,420
Eyetech Pharmaceuticals, Inc.*	7,000	254,030
Forest Laboratories, Inc.*	2,550	192,474
Gen-Probe, Inc.*	5,101	174,403
Genentech, Inc.*	1,700	183,413
Genta, Inc.*	14,000	162,680
Genzyme Corp. (General Division)*	15,000	761,700
Gilead Sciences, Inc.*	12,500	677,625
Human Genome Sciences, Inc.*	10,000	127,500
ICOS Corp.*	10,000	382,800
ILEX Oncology, Inc.*	15,000	375,000
ImClone Systems, Inc.*	5,500	230,890
Impax Laboratories, Inc.*	4,500	97,425
Inspire Pharmaceuticals, Inc.*	13,000	178,230
InterMune, Inc.*	6,500	124,930
Invitrogen Corp.*	1,500	110,550
Isis Pharmaceuticals, Inc.*	8,000	63,600
La Jolla Pharmaceutical Co.*	37,000	112,850
Ligand Pharmaceuticals "B"*	17,000	261,630
Medarex, Inc.*	7,800	69,810
Medicines Co.*	8,800	239,008
MedImmune, Inc.*	6,500	166,985
MGI Pharma, Inc.*	5,000	245,600
Millennium Pharmaceuticals, Inc.*	12,000	213,720
Neurocrine Biosciences, Inc.*	1,000	55,600
NPS Pharmaceuticals, Inc.*	4,500	134,865
Onyx Pharmaceuticals, Inc.*	11,000	404,800
OSI Pharmaceuticals, Inc.*	6,500	212,875
Pharmacyclics, Inc.*	12,000	131,400
Pozen, Inc.*	15,000	203,100
Protein Design Labs, Inc.*	21,000	504,000
Sepracor, Inc.*	10,000	284,200
SuperGen, Inc.*	2,500	19,500
Tanox, Inc.*	14,500	239,540
Telik, Inc.*	10,000	235,200
Tularik, Inc.*	23,500	432,400
United Therapeutics Corp.*	4,000	84,160
Vertex Pharmaceuticals, Inc.*	3,500	39,480
Vicuron Pharmaceuticals, Inc.*	10,500	246,540
XOMA Ltd.*	13,000	78,000
(Cost $13,269,480)		15,427,865
Total Common Stocks (Cost $13,964,662)		16,347,299

Holdings Company Depository Receipts 5.2%
Biotech HOLDRs Trust (Cost $1,002,750)	7,000	1,035,300

	Units	Value ($)

Preferred Stock 7.0%
United States
Bioenvision, Inc.*,** (Cost $199,998)	66,666	1,370,653

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $15,167,410) (a)	95.4	18,753,252
Other Assets and Liabilities, Net	4.6	906,468
Net Assets	100.0	19,659,720

* Non-income producing security.
** Each unit consists of one preferred share convertible to two shares of common stock and one warrant to purchase one share of common stock.
(a) The cost for federal income tax purposes was $15,225,626. At February 29, 2004, net unrealized appreciation for all securities based on tax cost was $3,527,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,799,369 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $271,743.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $15,167,410)	$ 18,753,252
Cash	2,462,864
Receivable for investments sold	137,257
Dividend receivable	704
Receivable for Fund shares sold	138,540
Due from Advisor	55,613
Other assets	23,355
Total assets	21,571,585
Liabilities
Payable for investments purchased	1,849,544
Payable for Fund shares redeemed	1,121
Other accrued expenses and payables	61,200
Total liabilities	1,911,865
Net assets, at value	$ 19,659,720
Net Assets
Net assets consist of: Accumulated net investment loss	(102,549)
Net unrealized appreciation (depreciation) on investments	3,585,842
Accumulated net realized gain (loss)	(1,291,004)
Paid-in capital	17,467,431
Net assets, at value	$ 19,659,720

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($15,686,716 / 1,424,905 shares of capital stock outstanding, $.001 par value, 6,000,000 shares authorized)	$ 11.01
Maximum offering price per share (100 / 94.25 of $11.01)	$ 11.68
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,325,990 / 215,724 shares of capital stock outstanding, $.001 par value, 3,000,000 shares authorized)
$ 10.78
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,647,014 / 152,836 shares of capital stock outstanding, $.001 par value, 1,000,000 shares authorized)
$ 10.78
Maximum offering price per share (100 / 99.00 of $10.78)	$ 10.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2004 (Unaudited)
Investment Income
Dividend (net of foreign taxes withheld of $223)	$ 848
Interest	710
Total income	1,558
Expenses: Investment advisory fee	51,124
Administrator service fee	9,053
Custodian and accounting fees	43,995
Services to shareholders	16,655
Auditing	17,551
Distribution and shareholder servicing fees	26,025
Legal	9,201
Directors' fees and expenses	1,075
Reports to shareholders	4,255
Registration fees	11,426
Other	2,416
Total expenses, before expense reductions	192,776
Expense reductions	(91,520)
Total expenses, after expense reductions	101,256
Net investment income (loss)	(99,698)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(20,299)
Foreign currency related transactions	(433)
(20,732)
Net unrealized appreciation (depreciation) during the period on: Investments	2,502,450
Net gain (loss) on investment transactions	2,481,718
Net increase (decrease) in net assets resulting from operations	$ 2,382,020

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended February 29, 2004 (Unaudited)	Year Ended August 31, 2003
Operations: Net investment income (loss)	$ (99,698)	$ (79,521)
Net realized gain (loss) on investment transactions	(20,732)	(343,153)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,502,450	2,291,663
Net increase (decrease) in net assets resulting from operations	2,382,020	1,868,989
Fund share transactions: Proceeds from shares sold	10,196,140	6,066,894
Cost of shares redeemed	(2,542,713)	(1,957,666)
Net increase (decrease) in net assets from Fund share transactions	7,653,427	4,109,228
Increase (decrease) in net assets	10,035,447	5,978,217
Net assets at beginning of period	9,624,273	3,646,056
Net assets at end of period (including accumulated net investment loss of $102,549 and $2,851, respectively)	$ 19,659,720	$ 9,624,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.07	$ 6.39	$ 10.61	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.07)[c]	(.11)[c]	(.13)[c]	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.01	2.79	(4.09)	.64
Total from investment operations	1.94	2.68	(4.22)	.61
Net asset value, end of period	$ 11.01	$ 9.07	$ 6.39	$ 10.61
Total Return (%)[d]	21.39**	41.94	(39.77)	6.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	7	3	5
Ratio of expenses before expense reductions (%)	3.02*	5.77	5.81	6.39*
Ratio of expenses after expense reductions (%)	1.50*	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.47)*	(1.47)	(1.42)	(.62)*
Portfolio turnover rate (%)	133*	104	91	53
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period March 30, 2001 (commencement of operations of Class A shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 6.32	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.11)[c]	(.16)[c]	(.19)[c]	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.98	2.75	(4.07)	.64
Total from investment operations	1.87	2.59	(4.26)	.58
Net asset value, end of period	$ 10.78	$ 8.91	$ 6.32	$ 10.58
Total Return (%)[d]	20.99**	40.98	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.3		.4
Ratio of expenses before expense reductions (%)	3.77*	6.52	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25*	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.22)*	(2.22)	(2.17)	(1.45)*
Portfolio turnover rate (%)	133*	104	91	53
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period March 30, 2001 (commencement of operations of Class B shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended August 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 6.32	$ 10.58	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	(.11)[c]	(.16)[c]	(.19)[c]	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.99	2.74	(4.07)	.64
Total from investment operations	1.88	2.58	(4.26)	.58
Net asset value, end of period	$ 10.78	$ 8.90	$ 6.32	$ 10.58
Total Return (%)[d]	21.12**	40.82	(40.26)	5.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.9		.2	.3
Ratio of expenses before expense reductions (%)	3.78*	6.52	6.56	7.14*
Ratio of expenses after expense reductions (%)	2.25*	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	(2.22)*	(2.22)	(2.17)	(1.37)*
Portfolio turnover rate (%)	133*	104	91	53
[a] For the six months ended February 29, 2004 (Unaudited).
[b] For the period March 30, 2001 (commencement of operations of Class C shares) to August 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Global Biotechnology Fund ("Scudder Global Biotechnology Fund" or the "Fund"), a non-diversified series of the Scudder Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $1,099,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $91,000 of net realized capital and currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $15,242,368 and $7,867,119, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.80% of the next $250,000,000 of such net assets and 0.75% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 29, 2004, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets. Deutsche Asset Management International GmbH ("DeAMi"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor of the Fund, and is paid by the Advisor for its services.

ICCC, in its capacity as Advisor and Administrator, has contractually agreed for the six months ended February 29, 2004, to waive its annual fees, if necessary, or to make payments to the Fund to the extent that its annual expenses exceed the following: Class A shares 1.50%, Class B shares 2.25% and Class C shares 2.25%. Accordingly, for the six months ended February 29, 2004, the fee pursuant to the Investment Advisory Agreement was $51,124, all of which was waived. In addition, under these agreements, the Advisor reimbursed additional expenses of $15,134.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2004, the Administrator Service Fee was $9,053, all of which was waived.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record- keeping services to the Fund. The amount charged to the Fund by SFAC for accounting services aggregated $14,120, of which $3,343 is unpaid at February 29, 2004.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period ended February 29, 2004, the amount charged to the Fund by SISC aggregated $16,209, all of which was waived.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 29, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2004
Class A	$ 11,438	$ 2,752
Class B	6,721	1,298
Class C	4,229	885
	$ 22,388	$ 4,935

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 29, 2004	Effective Rate
Class B	$ 2,233	$ 485.25%
Class C	1,404	344.25%
	$ 3,637	$ 829

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid to SDI in connection with the distribution of Class A and C shares for the six months ended February 29, 2004 aggregated $5,230 and $103, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2004, the CDSC for Class B and C shares aggregated $4,202 and none, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2004, SDI received $650.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Ownership of the Fund

At February 29, 2004, DWS International Portfolio Management GmbH, an indirect wholly owned subsidiary of Deutsche Bank, AG held 28% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2004		Year Ended August 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	796,537	$ 8,268,967	498,858	$ 3,971,539
Class B	115,754	1,126,787	178,526	1,475,640
Class C	80,645	800,386	73,692	619,715
		$ 10,196,140		$ 6,066,894
Shares redeemed
Class A	(182,107)	$ (1,755,232)	(180,754)	$ (1,372,320)
Class B	(54,894)	(513,485)	(66,910)	(514,529)
Class C	(28,598)	(273,996)	(8,580)	(70,817)
		$ (2,542,713)		$ (1,957,666)
Net increase (decrease)
Class A	614,430	$ 6,513,735	318,104	$ 2,599,219
Class B	60,860	613,302	111,616	961,111
Class C	52,047	526,390	65,112	548,898
		$ 7,653,427		$ 4,109,228

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	DBBTX	DBBBX	DBBCX
CUSIP Number	81116R-705	81116R-804	81116R-887
Fund Number	475	675	775

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Biotechnology Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Biotechnology Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               April 30, 2004
                                    ---------------------------

Date:                               April 30, 2004
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               April 30, 2004
                                    ---------------------------